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_______________________________________________________________________________
_______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   __________


                                    FORM 8-K


                                 CURRENT REPORT
                                  PURSUANT TO
                             SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 14, 1994

                                   __________


                                   NORTEK, INC.
               (Exact name of Registrant as specified in charter)

   DELAWARE                    1-6112                       05-0314991
   --------                    ------                       ----------
(State or other            (Commission File                 (I.R.S
jurisdiction                      Number)                   Employer
of Incorporation)                                           Identification
                                                            No.)

                                  ___________

           50 Kennedy Plaza, Providence, RI                02903
       (Address of Principal Executive Offices)          (Zip Code)


                                (401) 751-1600
              Registrant's Telephone number including area code


_______________________________________________________________________________
_______________________________________________________________________________





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ITEM 5.  OTHER EVENTS

         On February 10, 1994, the Registration Statement (File No. 33-69778) (the "Registration Statement") of Nortek, Inc. (the "Company") relating to an offering (the "Offering") of $190,000,000 principal amount of Senior Subordinated Notes due 2004 was declared effective under the Securities Act of 1933 (the "Act") by the Securities and Exchange Commission.

         The Prospectus dated February 14, 1994 relating to the Offering filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Act in connection with the Registration Statement is hereby incorporated by reference herein and made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS.

Exhibit Number            Title
- --------------            -----
         99             Prospectus of the Company dated
                        February 14, 1994 (incorporated herein by
                        reference from Rule 424(b)(3) filing made
                        under the Act on February 14, 1994 in connection
                        with Registration Statement File No. 33-69778).





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NORTEK, INC.



                                                   By: /s/ Richard L. Bready
                                                       Richard L. Bready
                                                       Chairman, President and
                                                       Chief Executive Officer


Date:  February 14, 1994